UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2006

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700A SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

(503) 498-3547

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Tamara Alder Lundgren resigned from the Board of Directors of FLIR Systems, Inc. (the “Company”) effective March 6, 2006. Ms. Lundgren tendered her resignation pursuant to the provisions of the Company’s Corporate Governance Principles, which require a member of the Board of Directors to tender his or her resignation if there is a change in his or her principal occupation or business association. Ms. Lundgren, who was formerly Managing Director of JPMorgan Chase, has joined Schnitzer Steel Industries, Inc. as its Chief Corporate Officer. John Carter, a member of the Company’s Board of Directors, is President and Chief Executive Officer of Schnitzer Steel Industries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 9, 2006.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Stephen M. Bailey
Stephen M. Bailey
Sr. Vice President, Finance and
Chief Financial Officer